SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): February 10, 2004

                             EMERGENSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

        Delaware                      333-64430                  330820923
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer of
     incorporation)                                          Identification No.)

400 Jean-Lesage Blvd., Suite 045, Quebec, Quebec                   G1K 8W1
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   (Address of principal executive offices)                       (Zip Code)

                                 (418) 380-8911
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              (Registrant's telephone number, including area code)

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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      Singer Lewak Greenbaum & Goldstein LLP was appointed to be our independent certifying accountant for the fiscal year ending December 31, 2003 on November 18, 2003. On February 10, 2004, they were dismissed by us as we decided to engage an accounting firm with an office in Quebec that was close to our principal executive office. On February 10, 2004 we engaged Ernst & Young LLP, Chartered Accountants, 150 Rene-Levesques Blvd East, Suite 1200, Quebec, Quebec G1R 6C6 as our certifying accountant for the fiscal year ended December 31, 2003. The dismissal of Singer Lewak Greenbaum & Goldstein LLP and appointment of Ernst & Young LLP was approved by our board of directors.

      During the period of their engagement, November 18, 2003 through February 10, 2004, Singer Lewak Greenbaum & Goldstein LLP did not conduct any audits for us. During the period November 18, 2003 through February 10, 2004 there were no disagreements between us and Singer Lewak Greenbaum & Goldstein LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Singer Lewak Greenbaum & Goldstein LLP to make reference to the subject matter of the disagreement in connection with an audit report or otherwise.

      During the period November 18, 2003 through February 10, 2004, Singer Lewak Greenbaum & Goldstein LLP did not advise us that:

      o internal controls necessary for us to develop reliable financial statements did not exist;

      o information had come to their attention that led them to no longer be able to rely on our management's representations or made them unwilling to be associated with the financial statements prepared by our management; or

      o information had come to their attention during such time periods that if further investigated might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statement; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

ITEM 7. EXHIBITS

      Exhibits filed as part of this Report are as follows:

Exhibit 16. Letter from Singer Lewak Greenbaum & Goldstein LLP regarding confirmation of our assertions on changes in Registrant's certifying accountants.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EMERGENSYS CORPORATION


Dated: February 11, 2004                By: /s/ Daniel Veilleux
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                                            Daniel Veilleux, President


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